SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 20, 2005

ROCKELLE CORP.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE	333-124770	98-0407800
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

162 Miller Place Road

Miller Place, New York 11764

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(631) 244-9841

(ISSUER TELEPHONE NUMBER)

(FORMER NAME AND ADDRESS)

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 4.01.	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(1)	Previous Independent Auditors:

(a) Weisberg, Mole, Krantz & Goldfarb

(i) On August 20, 2005, the board of directors of Rockelle Corp. approved the resignation of Weisberg, Mole, Krantz & Goldfarb (“Weisberg”) as independent auditor for the Company, as a result of Weisberg’s election to no longer be registered with the Public Company Accounting Oversight Board. Section 102 of the Sarbanes-Oxley Act of 2002 prohibits accounting firms that are not registered with the Board from preparing or issuing audit reports on U.S. public companies and from participating in such audits.

(ii) From Weisberg’s engagement with the Company on May 10, 2005 through Weisberg’s resignation on August 20, 2005, there has been no disagreement between the Company and Weisberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Weisberg would have caused it to make a reference to the subject matter of the disagreement in connection with its reports. Weisberg did not issue any reports during the period of their engagement.

(iii) The Company’s Board of Directors participated in and approved the decision to change independent accountants.

(iv) From their engagement with the Company on May 10, 2005 through Weisberg’s resignation on August 20, 2005, there have been no reportable events with the Company as set forth in Item 304(a)(i)(v) of Regulation S-K.

(v) The Company requested that Weisberg furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as an Exhibit to this Form 8-K.

(b) Gately & Associates, LLC

(i)       The Company engaged Gately & Associates, LLC (“Gately & Associates”) of Altamonte Springs, Florida, as its new independent auditors as of August 20, 2005. Other than from October 1, 2003 through May 10, 2005 when Gately & Associates was previously retained as the Company’s auditor, the Company did not consult with Gately & Associates regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Gately & Associates or (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S-B.

(ii) On March 15, 2006, the board of directors of Rockelle Corp. approved the dismissal of Gately & Associates as independent auditor for the Company.

(iii) For the two most recent fiscal years and any subsequent interim period through Gately & Associates’ dismissal on March 15, 2006, there has been no disagreement between the Company and Gately & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Gately & Associates would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

(iv) The Company’s Board of Directors participated in and approved the decision to change independent accountants.

(v) During the two most recent fiscal years and any subsequent interim period through Gately & Associates’ dismissal on March 15, 2006, there have been no reportable events with the Company as set forth in Item 304(a)(i)(v) of Regulation S-K.

(vi) The Company requested that Gately & Associates furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as an Exhibit to this Form 8-K.

(2)	New Independent Accountants:
(23)

The Company engaged, Infante & Company of Hollywood, Florida, as its new independent auditors as of March 15, 2006. Prior to such date, the Company, did not consult with Infante & Company regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Infante & Company or (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S-B.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of business acquired:
None
(b)	Exhibits

NUMBER	EXHIBIT
23.1	Letter from Weisberg, Mole, Krantz & Goldfarb, LLC
23.2	Letter from Gately & Associates, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKELLE CORP.

By: /s/	Gerard Stephan

Gerard Stephan

CEO

Dated: April 10, 2006